[GRAPHIC APPEARS HERE]



PROSPECTUS

APRIL 29, 2011





DWS Alternative Asset Allocation Plus Fund
CLASS/TICKER                                A   AAAAX    C   AAAPX    INST   AAAZX    S   AAASX


...............................................................................

DWS Lifecycle Long Range Fund
CLASS/TICKER                   INST   BTAMX    S   BTILX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS





DWS ALTERNATIVE ASSET ALLOCATION
PLUS FUND
Investment Objective...............................  1
Fees and Expenses of the Fund......................  1
Principal Investment Strategy......................  2
Main Risks.........................................  2
Past Performance...................................  4
Management.........................................  5
Purchase and Sale of Fund Shares...................  5
Tax Information....................................  5
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  5
DWS LIFECYCLE LONG RANGE FUND
Investment Objective...............................  6
Fees and Expenses of the Fund......................  6
Principal Investment Strategy......................  6
Main Risks.........................................  7
Past Performance...................................  8
Management.........................................  9
Purchase and Sale of Fund Shares...................  9
Tax Information....................................  9
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  9
FUND DETAILS
Additional Information About Fund Strategies and
Risks.............................................. 10
DWS Alternative Asset Allocation Plus Fund......... 10
DWS Lifecycle Long Range Fund...................... 16
Other Policies and Risks........................... 19
Who Manages and Oversees the Funds................. 19
Management......................................... 21


INVESTING IN THE FUNDS
Choosing a Share Class............................. 23
Buying, Exchanging and Selling Shares.............. 26
How to Buy Shares.................................. 26
How to Exchange Shares............................. 27
How to Sell Shares................................. 28
Financial Intermediary Support Payments............ 29
Policies You Should Know About..................... 29
Policies About Transactions........................ 30
How each Fund Calculates Share Price............... 33
Other Rights We Reserve............................ 33
Understanding Distributions and Taxes.............. 34
FINANCIAL HIGHLIGHTS............................... 36
APPENDIX........................................... 42
Hypothetical Expense Summary....................... 42
Additional Index Information....................... 45



-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND




INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 23) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)



                                                   A          C    INST      S
                                          ----------  ---------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price             5.75      None     None    None
-----------------------------------------     ----      --       ------  -----
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     1.00       None    None
-----------------------------------------    -----    ----       ------  -----


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)



                                                     A          C        INST           S
                                             ---------  ---------  ----------  ----------
Management fee                                   0.20       0.20       0.20        0.20
--------------------------------------------     ----       ----       ----        ----
Distribution/service (12b-1) fees                0.24       1.00      None        None
--------------------------------------------     ----       ----      -----       -----
Other expenses                                   0.39       0.36       0.26        0.51
--------------------------------------------     ----       ----      -----       -----
Acquired funds fees and expenses                 1.34       1.34       1.34        1.34
--------------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES             2.17       2.90       1.80        2.05
--------------------------------------------     ----       ----      -----       -----
Less fee waiver/reimbursement                    0.37       0.35       0.25        0.50
--------------------------------------------     ----       ----      -----       -----
NET ANNUAL FUND OPERATING EXPENSES
(after fee waiver and/or expense reimburse-
ment)                                            1.80       2.55       1.55        1.55
--------------------------------------------     ----       ----      -----       -----



The Advisor has contractually agreed through April 28, 2012 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at ratios no higher than 0.46%, 1.21%, 0.21% and 0.21% (excluding extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses (estimated at 1.34%)) for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 747     $ 358     $ 158     $ 158
--       -----     -----     -----     -----
3        1,181       865       542       594
--       -----     -----     -----     -----
5        1,639     1,497       952     1,057
--       -----     -----     -----     -----
10       2,904     3,199     2,095     2,339
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 747     $ 258     $ 158     $ 158
--       -----     -----     -----     -----
3        1,181       865       542       594
--       -----     -----     -----     -----
5        1,639     1,497       952     1,057
--       -----     -----     -----     -----
10       2,904     3,199     2,095     2,339
--       -----     -----     -----     -----


PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



                                       1
PROSPECTUS April 29, 2011           DWS Alternative Asset Allocation Plus Fund

Portfolio turnover rate for fiscal year 2010: 18%.



PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments (the use of derivatives by the fund and the underlying funds in which the fund invests is described below in Global Tactical Asset Allocation Strategy and Derivatives). The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of Exchange Traded Funds ("ETFs") or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs, hedge funds and DWS funds, collectively referred to as "underlying funds"). The fund's allocations among the underlying funds may vary over time.



MANAGEMENT PROCESS. The fund allocates its assets among underlying funds that emphasize the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.



GLOBAL TACTICAL ASSET ALLOCATION STRATEGY (GTAA). In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA overlay strategy. This strategy attempts to take advantage of inefficiencies within global equity, bond, commodity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.



Certain DWS funds in which the fund invests may also use the GTAA strategy.



DERIVATIVES. Outside of the GTAA strategy, the fund and the underlying funds in which the fund invests, may also use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.



SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.




                                       2
PROSPECTUS April 29, 2011           DWS Alternative Asset Allocation Plus Fund

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)



INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.



UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.



In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.


While the fund does not concentrate in a particular industry, although it may concentrate in an underlying DWS fund, there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategy.


NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. Certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.



                                       3
PROSPECTUS April 29, 2011           DWS Alternative Asset Allocation Plus Fund

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.



SENIOR LOANS RISK. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.



PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.


TAX STATUS RISK. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the fund. Receipt of such income could cause the fund to be subject to tax at the fund level. The IRS has issued a private ruling to the fund that such income earned through its wholly-owned Subsidiary constitutes qualifying income. Income from other commodity-linked derivatives in which the fund invests directly may not constitute qualifying income. If such income were determined not to constitute qualifying income and caused the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level or tax on all its income.




PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   2008       2009       2010
  -27.13      25.58      12.20





                                       4
PROSPECTUS April 29, 2011           DWS Alternative Asset Allocation Plus Fund

Best Quarter: 15.11%, Q2 2009      Worst Quarter: -16.48%, Q4 2008
Year-to-Date as of 3/31/11: 2.44%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                   CLASS          1       SINCE
                               INCEPTION       YEAR   INCEPTION
                             -----------  ---------  ----------
CLASS A before tax           7/30/2007        5.75      0.41
---------------------------  ---------       -----     -----
  After tax on
  distributions                               5.39      -0.77
  After tax on distribu-
  tions and sale of fund
  shares                                      3.82      -0.32
---------------------------  ---------       -----     ------
CLASS C before tax           7/30/2007       11.26      1.26
---------------------------  ---------       -----     ------
INST CLASS before tax        7/30/2007       12.45      2.29
---------------------------  ---------       -----     ------
CLASS S before tax           7/30/2007       12.45      2.29
---------------------------  ---------       -----     ------
MSCI WORLD INDEX
(reflects no deduction for
fees or expense)                             11.76      -3.68
---------------------------  ---------       -----     ------
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      6.54      6.69
---------------------------  ---------       -----     ------
STANDARD & POOR'S 500
(S&P 500) INDEX
(reflects no deduction for
fees, expense or taxes)                      15.06      -2.00
---------------------------  ---------       -----     ------



The Advisor believes these indexes reflect the various asset categories the fund may invest in.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.


THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)



                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----



For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50.



TO PLACE ORDERS



MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET



You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.




TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       5
PROSPECTUS April 29, 2011           DWS Alternative Asset Allocation Plus Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LIFECYCLE LONG RANGE FUND



INVESTMENT OBJECTIVE

The fund seeks high total return with reduced risk over the long term.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES (paid directly from your investment)


                                                         INST      S
                                                       ------  -----
Maximum sales charge (load) imposed on purchases, as
% of offering price                                    None    None
------------------------------------------------------ ------  -----
Maximum deferred sales charge (load), as % of redemp-
tion proceeds                                          None    None
------------------------------------------------------ ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)



                                       INST           S
                                 ----------  ----------
Management fee                       0.59        0.59
--------------------------------     ----        ----
Distribution/service
(12b-1) fees                        None        None
--------------------------------    -----       -----
Other expenses                       0.37        0.48
--------------------------------    -----       -----
TOTAL ANNUAL OPERATING EXPENSES      0.96        1.07
--------------------------------    -----       -----



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS        INST         S
-------  --------  --------
1        $  98     $ 109
--       -----     -----
3          305       339
--       -----     -----
5          529       587
--       -----     -----
10       1,175     1,300
--       -----     -----


PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 209%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests the largest portion of its assets in common stocks and other equity securities and most of its remaining assets in fixed-income securities, including non-investment grade high yield bonds.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various equity and fixed income categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team



                                       6
PROSPECTUS April 29, 2011                        DWS Lifecycle Long Range Fund
that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

GLOBAL TACTICAL ASSET ALLOCATION STRATEGY (GTAA). In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.



DERIVATIVES. Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to 30% of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.



SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.



CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)



INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.



GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities;



                                       7
PROSPECTUS April 29, 2011                        DWS Lifecycle Long Range Fund
the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.



SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002       2003       2004      2005      2006       2007       2008       2009     2010
  -4.53       -11.03     20.04      9.16      4.83      11.93      6.71      -32.65      25.66    11.52






Best Quarter: 14.30%, Q2 2009      Worst Quarter: -19.55%, Q4 2008
Year-to-Date as of 3/31/11: 4.02%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Institutional Class and would be different for the other class) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns



                                       8
PROSPECTUS April 29, 2011                        DWS Lifecycle Long Range Fund
may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                                        1          5         10
                              CLASS INCEPTION        YEAR      YEARS      YEARS
                            -----------------  ----------  ---------  ---------
INST CLASS before tax             9/16/1993        11.52       2.42       2.78
---------------------------      ----------        -----       ----       ----
  After tax on
  distributions                                    10.75       0.82       1.35
  After tax on distribu-
  tions and sale of fund
  shares                                            7.86       1.51       1.72
--------------------------- ----------             -----       ----       ----
CLASS S before tax               11/16/1993        11.21       2.16       2.42
---------------------------      ----------        -----       ----       ----
RUSSELL 1000 INDEX
(reflects no deduction for
fees, expenses or taxes)                           16.10       2.59       1.83
--------------------------- ----------             -----       ----       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                            6.54       5.80       5.84
--------------------------- ----------             -----       ----       ----



The Advisor believes these indexes reflect the various asset categories the fund may invest in.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2000.


INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.


THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2005.


SUBADVISOR

Aberdeen Asset Management Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
            NON-IRA     IRAS     UTMAS        PLANS
        -----------  -------  --------  -----------
INST    1,000,000     N/A       N/A         N/A
------  ---------    -----     -----       -----
S       2,500        1,000     1,000       1,000
------  ---------    -----     -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50.

TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       9
PROSPECTUS April 29, 2011                        DWS Lifecycle Long Range Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Alternative Asset Allocation Plus Fund



INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments (the use of derivatives by the fund and the underlying funds in which the fund invests is described below in Global Tactical Asset Allocation Strategy and Derivatives). The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of Exchange Traded Funds ("ETFs") or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs, hedge funds and DWS funds, collectively referred to as "underlying funds"). The fund's allocations among the underlying funds may vary over time.



MANAGEMENT PROCESS. The fund allocates its assets among underlying funds that emphasize the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.



The fund may make allocations ranging from 0% to 30% of its assets (exclusive of assets allocated to the GTAA strategy discussed below) in a particular strategy or asset category. The fund may make allocations to the following DWS funds


o DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.


o DWS Enhanced Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The



                                       10
PROSPECTUS April 29, 2011                                         Fund Details

   International Bank for Reconstruction and Development (i.e., the World
   Bank), the International Finance Corporation or the United Nations or its authorities. In an attempt to enhance return, the fund employs proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies. The fund is classified as a non-diversified fund under the 1940 Act.



o DWS Enhanced Commodity Strategy Fund. The fund's investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing a portion of its assets in its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands. The fund concentrates in securities issued by companies in commodities-related industries. The fund is classified as a non-diversified fund under the 1940 Act.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the GTAA strategy. The fund is classified as a non-diversified fund under the 1940 Act.



o DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary, which shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the subsidiary's derivatives positions. In an attempt to enhance return, the fund also employs the GTAA strategy.




o DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. The fund intends to gain exposure to the commodity markets by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, organized under the laws of the Cayman Islands. DWS Cayman Precious Metals Fund shares the same portfolio management as the fund and is expected to invest mainly in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps and futures. This subsidiary will also invest in debt securities, some of which are intended to serve as margin or collateral for its derivatives positions, and may also invest in commodity-linked exchange traded funds and may invest available cash in affiliated money market funds. The fund may concentrate in securities issued by wholly owned subsidiaries and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. The fund is classified as a non-diversified fund under the 1940 Act.


o DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund concentrates in securities of infrastructure-related companies. The fund is classified as a non-diversified fund under the 1940 Act.




                                       11
PROSPECTUS April 29, 2011                                         Fund Details

o DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund concentrates in securities of real estate companies.


Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.


GLOBAL TACTICAL ASSET ALLOCATION STRATEGY (GTAA). In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA overlay strategy. This strategy attempts to take advantage of inefficiencies within global equity, bond, commodity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.


Certain DWS funds in which the fund invests may also use the GTAA strategy.



DERIVATIVES. Outside of the GTAA strategy, the fund and the underlying funds in which the fund invests, may also use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.


The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



                                       12
PROSPECTUS April 29, 2011                                         Fund Details
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.



SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)



INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.


In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities)




                                       13
PROSPECTUS April 29, 2011                                         Fund Details
will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.

While the fund does not concentrate in a particular industry, although it may concentrate in an underlying DWS fund, there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategy.


NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. Certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and "Tax status risk" sections for additional information. In addition, derivative instruments whose values are tied to the value of hedge funds will be subject to the risks of the assets held by the hedge fund, structural risks of hedge funds (e.g., liquidity risk and transparency risk) and pricing risk.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.



Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.



FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.



                                       14
PROSPECTUS April 29, 2011                                         Fund Details

To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



SENIOR LOANS RISK. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.



PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.



If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.



TAX STATUS RISK. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the fund. Receipt of such income could cause the fund to be subject to tax at the fund level. The IRS has issued a private ruling to the fund that such income earned through its wholly-owned Subsidiary constitutes qualifying income. Income from other commodity-linked derivatives in which the fund invests directly may not constitute qualifying income. If such income were determined not to constitute qualifying income and caused the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level or tax on all its income.




                                       15
PROSPECTUS April 29, 2011                                         Fund Details

--------------------------------------------------------------------------------

 DWS Lifecycle Long Range Fund



INVESTMENT OBJECTIVE


The fund seeks high total return with reduced risk over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests the largest portion of its assets in common stocks and other equity securities and most of its remaining assets in fixed-income securities, including non-investment grade high yield bonds.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various equity and fixed income categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.


GLOBAL TACTICAL ASSET ALLOCATION STRATEGY (GTAA). In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.



The following limits in this paragraph apply to investments in derivatives as part of the GTAA strategy only: The fund may invest up to 25% of its total assets in forward currency contracts on any of the markets comprising the MSCI Developed Markets List (the "MSCI List") against the US Dollar. The MSCI List is currently comprised of the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The fund may invest up to 10% of its total assets in short positions of non-US equity futures and 10% of its total assets in short positions of non-US fixed income futures of any of the markets which comprise the MSCI List. The fund may invest up to 25% of its total assets in short positions of US equity futures and 25% of its total asset in short positions of US fixed income futures, provided that the fund also invests at least the same amount in long positions in US equity and US fixed income futures and/or underlying securities. The fund may invest up to 25% of its total assets in US and non-US futures contracts on a net basis.


DERIVATIVES. Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to 30% of total assets) to approved institutions.


ADDITIONAL INVESTMENT STRATEGY INFORMATION


EQUITY SECURITIES. These securities include domestic and foreign equity securities of all types. Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), shares of ETFs, warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size (including small capitalization companies), located anywhere in the world.



FIXED INCOME SECURITIES. These securities include investment grade domestic and foreign fixed income securities, as well as high yield bonds. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the Advisor or subadvisor to be of similar quality). The fund may also invest in high yield bonds (junk bonds), which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.



Securities in this asset class include bonds, notes, adjustable rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and



                                       16
PROSPECTUS April 29, 2011                                         Fund Details
long-term securities. The fund may also gain exposure to fixed income securities by investing in an ETF that tracks the returns of a fixed income index.

SHORT-TERM FIXED INCOME INSTRUMENTS. The short-term fixed income instruments in which the fund may invest include domestic and foreign securities, money market funds and money market instruments. The fund may invest in:


o Short-term obligations of US or foreign governments, their agencies and instrumentalities;


o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the Advisor to be of similar quality);


o  Commercial paper;


o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances; Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and


o  Money market funds.



At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the Advisor or subadvisor to be of similar quality).




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.



SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.




                                       17
PROSPECTUS April 29, 2011                                         Fund Details

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.



Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)



INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.



GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and "Tax status risk" sections for additional information. In addition, derivative instruments whose values are tied to the value of hedge funds will be subject to the risks of the assets held by the hedge fund, structural risks of hedge funds (e.g., liquidity risk and transparency risk) and pricing risk.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.



Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.



LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.



                                       18
PROSPECTUS April 29, 2011                                         Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.



SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



o Each fund (or the underlying funds) may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.



A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.




WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank



                                       19
PROSPECTUS April 29, 2011                                         Fund Details

AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below is the effective fee rate paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.




FUND NAME                              FEE PAID
------------------------------  ---------------
DWS Alternative Asset Alloca-
tion Plus Fund                        0.00%(*)
------------------------------        ----
DWS Lifecycle Long Range
Fund                                  0.32%(*)
------------------------------        ----



* Fiscal year ended March 31, 2010. Reflecting the effect of expense limitations and/or fee waivers then in effect.


With respect to DWS Alternative Asset Allocation Plus Fund, the Advisor and the subadvisor earn fees at varying rates for providing services to the underlying DWS funds. They may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF or a hedge fund, from which they will not receive any fees. However, the Advisor and subadvisor are each a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.



For DWS Alternative Asset Allocation Plus Fund, in the table under Annual Fund Operating Expenses on page 1, "Acquired Funds Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Disciplined Market Neutral Fund. "Acquired Funds Fees and Expenses" would be 1.12% excluding these dividends on short sales and the "Net Annual Fund Operating Expense" would be 1.58%, 2.33%, 1.33% and 1.33%, respectively, for Class A, Class C, Institutional Class and Class S shares, without these dividends on short sales.



For DWS Lifecycle Long Range Fund, the Advisor has contractually agreed through July 31, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at a ratio no higher than 1.01% for Class S shares. The agreement may only be terminated with the consent of the fund's Board.


For DWS Lifecycle Long Range Fund, the Advisor has voluntarily agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 0.55% for Institutional Class shares. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.



A discussion regarding the basis for the Board's approval of each fund's investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the semi-annual period ended September 30 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR

The subadvisor for each fund is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors renders SAA services to each fund, manages the assets attributable to each fund's GTAA strategy, and for DWS Lifecycle Long Range Fund manages a portion of the fund's assets allocated to equities. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors. For DWS Lifecycle Long Range Fund only, QS Investors earns fees at varying rates for providing services to the fund, including a fee based on average net assets attributable to the equity strategy managed by QS Investors. QS Investors may therefore have a conflict of interest in allocating fund assets to the equity strategy for which it would be the portfolio manager. However, QS Investors is a fiduciary to the fund and is required to act in the fund's best interest.


SUBADVISOR FOR DWS LIFECYCLE LONG RANGE FUND

Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor with respect to the fixed income (not including high yield) portion of the fund's portfolio. As the



                                       20
PROSPECTUS April 29, 2011                                         Fund Details
subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  BA and MBA, University of Miami.


DWS LIFECYCLE LONG RANGE FUND

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2000.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2005.

o Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.



                                       21
PROSPECTUS April 29, 2011                                         Fund Details

o  BA and MBA, University of Miami.


Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                       22
PROSPECTUS April 29, 2011                                         Fund Details

INVESTING IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


o INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.


The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.




 CLASSES AND FEATURES               POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75%      o Some investors may be able to
   charged when you buy shares        reduce or eliminate their sales
                                      charge; see "Class A shares"
 o In most cases, no charge when
   you sell shares                  o Total annual expenses are
                                      lower than those for Class C
 o Up to 0.25% annual share-
   holder servicing fee             o Distributions are generally
                                      higher than Class C
 CLASS C
 o No sales charge when you buy     o Unlike Class A shares, Class C
   shares                             shares do not have a sales
                                      charge when buying shares,
 o Deferred sales charge of           but have higher annual
   1.00%, charged when you sell       expenses than those for Class
   shares you bought within the       A shares and a one year
   last year                          deferred sales charge
 o 0.75% annual distribution fee    o Distributions are generally
   and up to 0.25% annual share-      lower than Class A
   holder servicing fee             o Maximum investment applies
 INSTITUTIONAL CLASS
 o No sales charge when you buy     o Only available to certain institu-
   shares and no deferred sales       tional investors; typically
   charge when you sell shares        $1,000,000 minimum initial
                                      investment
                                    o Distributions are generally
                                      higher than Class A and C, and
                                      may be higher than Class S,
                                      depending on relative expenses
 CLASS S
 o No sales charge when you buy     o Limited availability, see "Eligi-
   shares and no deferred sales       bility Requirements" under
   charge when you sell shares        "Class S Shares"



CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares have an up-front sales charge that varies with the amount you invest:



                                       23
PROSPECTUS April 29, 2011                               Investing in the Funds

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.



There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU'RE INVESTING $250,000 OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.



DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND, investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.



This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



                                       24
PROSPECTUS April 29, 2011                               Investing in the Funds

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



INSTITUTIONAL CLASS SHARES


You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.


Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.



CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004:



                                       25
PROSPECTUS April 29, 2011                               Investing in the Funds

o Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS Investments IRA.

   o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).


o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES



The following information applies to Class A, C, Institutional and S shares.



TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A C      (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

                                       26
PROSPECTUS April 29, 2011                               Investing in the Funds

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50.


THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.



BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS SHARES)


If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.



OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).


BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A C     1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
-------
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

                                       27
PROSPECTUS April 29, 2011                               Investing in the Funds

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.


ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


       SELLING SHARES ($)
       --------------------------------------------
A C    Check redemption:
------
       Up to 100,000. More than 100,000 see
       "Signature Guarantee"
       QuickSell to your bank: Minimum 50, maximum
       250,000
       Wire redemption to your bank: Minimum 1,000
       --------------------------------------------
INST   Same as Classes A and C
------ --------------------------------------------
S      Same as Classes A and C
------ --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.



BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.




                                       28
PROSPECTUS April 29, 2011                               Investing in the Funds

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from



                                       29
PROSPECTUS April 29, 2011                               Investing in the Funds
those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.


POLICIES ABOUT TRANSACTIONS



EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.



Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.



If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.



SUB-MINIMUM BALANCES FOR CLASS A AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).



An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are



                                       30
PROSPECTUS April 29, 2011                               Investing in the Funds
illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.


Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.



In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.



Each fund's market timing policies and procedures may be modified or terminated at any time.



THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to



                                       31
PROSPECTUS April 29, 2011                               Investing in the Funds
purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.



SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.


There are certain cases in which you may be exempt from a CDSC. These include:

o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.



You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A




                                       32
PROSPECTUS April 29, 2011                               Investing in the Funds
shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."




HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


FOR THE UNDERLYING FUNDS IN WHICH DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR ALL OTHER SECURITIES FOR EACH FUND, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. TO THE EXTENT THAT THE FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, THE VALUE OF ITS HOLDINGS COULD CHANGE AT A TIME WHEN YOU AREN'T ABLE TO BUY OR SELL FUND SHARES. This is because some foreign markets are open on days or at times when the fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund or an underlying fund owns may ultimately affect the price of fund shares the next time the net asset value is calculated.) It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason



                                       33
PROSPECTUS April 29, 2011                               Investing in the Funds

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES



Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, may do so at other times as needed. DWS LIFECYCLE LONG RANGE FUND PAYS DISTRIBUTIONS of substantially all of its income quarterly. Distributions from realized capital gains are paid annually, usually in December, and may be paid at other times as needed.



Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by a fund for one
   by a fund for more than one        year or less
   year                             o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND OR AN UNDERLYING FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or, in the case of DWS Alternative Asset Allocation Plus Fund, the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.



                                       34
PROSPECTUS April 29, 2011                               Investing in the Funds

Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Each fund's use of the GTAA strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders.


For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. DWS Lifecycle Long Range Fund does not expect a significant portion of its distributions to constitute qualified dividend income.


For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.



If a fund were to fail to meet the income or diversification test described above, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.



Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       35
PROSPECTUS April 29, 2011                               Investing in the Funds

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. Unless otherwise indicated, the information for DWS Alternative Asset Allocation Plus Fund has been audited by Ernst & Young LLP, independent registered public accounting firm, and the information for DWS Lifecycle Long Range Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).



DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS A




YEARS ENDED MARCH 31,                                  2010(A)       2010         2009       2008(B)
---------------------------------------------------  -----------  ----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------         -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.71      $  6.72     $  10.21      $ 10.00
---------------------------------------------------    ------      -------     --------      -------
Income (loss) from investment operations:
  Net investment income(c)                                .04          .20          .14          .19
---------------------------------------------------    ------      -------     --------      -------
  Net realized and unrealized gain (loss)                 .46         2.08       ( 3.20)         .27
---------------------------------------------------    ------      -------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                        .50         2.28       ( 3.06)         .46
---------------------------------------------------    ------      -------     --------      -------
Less distributions from:
  Net investment income                                 ( .07)       ( .29)      (  .38)      (  .25)
---------------------------------------------------    ------      -------     --------      -------
  Net realized gain                                         -            -       (  .05)           -
---------------------------------------------------    ------      -------     --------      -------
  TOTAL DISTRIBUTIONS                                   ( .07)       ( .29)      (  .43)      (  .25)
---------------------------------------------------    ------      -------     --------      -------
NET ASSET VALUE, END OF PERIOD                         $ 9.14      $  8.71     $   6.72      $ 10.21
---------------------------------------------------    ------      -------     --------      -------
Total Return (%)(d,e,f)                                  5.80**      34.30       (30.21)        4.57**
---------------------------------------------------    ------      -------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   -------     --------      -------
Net assets, end of period ($ millions)                    250          221          128          102
---------------------------------------------------    ------      -------     --------      -------
Ratio of expenses before expense reductions (%)(g)        .80*         .83          .89          .97*
----------------------------------------------------   ------      -------     --------      -------
Ratio of expenses after expense reductions (%)(g)         .47*         .47          .49          .47*
----------------------------------------------------   ------      -------     --------      -------
Ratio of net investment income (%)                        .88*        2.44         1.63         2.78*
----------------------------------------------------   ------      -------     --------      -------
Portfolio turnover rate (%)                                 7**         18           42            0**
----------------------------------------------------   ------      -------     --------      -------



(a)        For the six months ended September 30, 2010 (Unaudited).
(b) For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
(c)        Based on average shares outstanding during the period.
(d)        Total return does not reflect the effect of any sales charges.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(g) The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Annualized

**    Not annualized


                                       36
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS C




YEARS ENDED MARCH 31,                                  2010(A)       2010         2009       2008(B)
---------------------------------------------------  -----------  ----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------         -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.68      $  6.69     $  10.15      $ 10.00
---------------------------------------------------    ------      -------     --------      -------
Income (loss) from investment operations:
  Net investment income(c)                                .01          .14          .07          .14
---------------------------------------------------    ------      -------     --------      -------
  Net realized and unrealized gain (loss)                 .45         2.06       ( 3.16)         .22
---------------------------------------------------    ------      -------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                        .46         2.20       ( 3.09)         .36
---------------------------------------------------    ------      -------     --------      -------
Less distributions from:
  Net investment income                                 ( .07)       ( .21)      (  .32)      (  .21)
---------------------------------------------------    ------      -------     --------      -------
  Net realized gain                                         -            -       (  .05)           -
---------------------------------------------------    ------      -------     --------      -------
  TOTAL DISTRIBUTIONS                                   ( .07)       ( .21)      (  .37)      (  .21)
---------------------------------------------------    ------      -------     --------      -------
NET ASSET VALUE, END OF PERIOD                         $ 9.07      $  8.68     $   6.69      $ 10.15
---------------------------------------------------    ------      -------     --------      -------
Total Return (%)(d,e,f)                                  5.36**      33.17       (30.65)        3.62**
---------------------------------------------------    ------      -------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   -------     --------      -------
Net assets, end of period ($ millions)                    151          138           87           55
---------------------------------------------------    ------      -------     --------      -------
Ratio of expenses before expense reductions (%)(g)       1.54*        1.56         1.66         1.83*
----------------------------------------------------   ------      -------     --------      -------
Ratio of expenses after expense reductions (%)(g)        1.22*        1.22         1.24         1.22*
----------------------------------------------------   ------      -------     --------      -------
Ratio of net investment income (%)                        .13*        1.69          .88         2.03*
----------------------------------------------------   ------      -------     --------      -------
Portfolio turnover rate (%)                                 7**         18           42            0**
----------------------------------------------------   ------      -------     --------      -------



(a)        For the six months ended September 30, 2010 (Unaudited).
(b) For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
(c)        Based on average shares outstanding during the period.
(d)        Total return does not reflect the effect of any sales charges.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(g) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized

**    Not annualized


                                       37
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - INSTITUTIONAL CLASS




YEARS ENDED MARCH 31,                                  2010(A)       2010         2009       2008(B)
---------------------------------------------------  -----------  ----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------         -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.65      $  6.69     $  10.18      $ 10.00
---------------------------------------------------    ------      -------     --------      -------
Income (loss) from investment operations:
  Net investment income(c)                                .05          .22          .16          .20
---------------------------------------------------    ------      -------     --------      -------
  Net realized and unrealized gain (loss)                 .46         2.06       ( 3.18)         .24
---------------------------------------------------    ------      -------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                        .51         2.28       ( 3.02)         .44
---------------------------------------------------    ------      -------     --------      -------
Less distributions from:
  Net investment income                                 ( .07)       ( .32)      (  .42)      (  .26)
---------------------------------------------------    ------      -------     --------      -------
  Net realized gain                                         -            -       (  .05)           -
---------------------------------------------------    ------      -------     --------      -------
  TOTAL DISTRIBUTIONS                                   ( .07)       ( .32)      (  .47)      (  .26)
---------------------------------------------------    ------      -------     --------      -------
NET ASSET VALUE, END OF PERIOD                         $ 9.09      $  8.65     $   6.69      $ 10.18
---------------------------------------------------    ------      -------     --------      -------
Total Return (%)(d,e)                                    5.96**      34.41       (29.97)        4.38**
---------------------------------------------------    ------      -------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   -------     --------      -------
Net assets, end of period ($ millions)                     26           14            5          .3
---------------------------------------------------    ------      -------     --------      -------
Ratio of expenses before expense reductions (%)(f)        .43*         .46          .50          .91*
----------------------------------------------------   ------      -------     --------      -------
Ratio of expenses after expense reductions (%)(f)         .22*         .22          .24          .23*
----------------------------------------------------   ------      -------     --------      -------
Ratio of net investment income (%)                       1.13*        2.69         1.88         3.02*
----------------------------------------------------   ------      -------     --------      -------
Portfolio turnover rate (%)                                 7**         18           42            0**
----------------------------------------------------   ------      -------     --------      -------



()(a) For the six months ended September 30, 2010 (Unaudited)
(b) For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
(c)        Based on average shares outstanding during the period.
(d) Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Annualized

**    Not annualized


                                       38
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS S




YEARS ENDED MARCH 31,                                  2010(A)       2010         2009       2008(B)
---------------------------------------------------  -----------  ----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------         -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.66      $  6.69     $  10.18      $ 10.00
---------------------------------------------------    ------      -------     --------      -------
Income (loss) from investment operations:
  Net investment income(c)                                .05          .22          .16          .20
---------------------------------------------------    ------      -------     --------      -------
  Net realized and unrealized gain (loss)                 .46         2.07       ( 3.18)         .24
---------------------------------------------------    ------      -------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                        .51         2.29       ( 3.02)         .44
---------------------------------------------------    ------      -------     --------      -------
Less distributions from:
  Net investment income                                 ( .07)       ( .32)      (  .42)      (  .26)
---------------------------------------------------    ------      -------     --------      -------
  Net realized gain                                         -            -       (  .05)           -
---------------------------------------------------    ------      -------     --------      -------
  TOTAL DISTRIBUTIONS                                   ( .07)       ( .32)      (  .47)      (  .26)
---------------------------------------------------    ------      -------     --------      -------
NET ASSET VALUE, END OF PERIOD                         $ 9.10      $  8.66     $   6.69      $ 10.18
---------------------------------------------------    ------      -------     --------      -------
Total Return (%)(d,e)                                    5.95**      34.56       (29.97)        4.37**
---------------------------------------------------    ------      -------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   -------     --------      -------
Net assets, end of period ($ millions)                    204          170           97           64
---------------------------------------------------    ------      -------     --------      -------
Ratio of expenses before expense reductions (%)(f)        .63*         .71          .71          .84*
----------------------------------------------------   ------      -------     --------      -------
Ratio of expenses after expense reductions (%)(f)         .22*         .22          .24          .23*
----------------------------------------------------   ------      -------     --------      -------
Ratio of net investment income (%)                       1.13*        2.69         1.88         3.02*
----------------------------------------------------   ------      -------     --------      -------
Portfolio turnover rate (%)                                 7**         18           42            0**
----------------------------------------------------   ------      -------     --------      -------



(a)        For the six months ended September 30, 2010 (Unaudited).
(b) For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
(c)        Based on average shares outstanding during the period.
(d) Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Annualized

**    Not annualized


                                       39
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS LIFECYCLE LONG RANGE FUND - INSTITUTIONAL CLASS




YEARS ENDED MARCH 31,                               2010(A)       2010         2009         2008         2007         2006
------------------------------------------------  -----------  ----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $ 8.82      $  6.51     $  10.22     $  12.29     $  11.74     $  11.04
------------------------------------------------    ------      -------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(b)                             .10          .21          .28          .32          .34          .27
------------------------------------------------    ------      -------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)              .03         2.30       ( 3.54)      (  .29)         .85          .74
------------------------------------------------    ------      -------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                     .13         2.51       ( 3.26)         .03         1.19         1.01
------------------------------------------------    ------      -------     --------     --------     --------     --------
Less distributions from:
  Net investment income                              ( .19)       ( .20)      (  .23)      (  .47)      (  .31)      (  .31)
------------------------------------------------    ------      -------     --------     --------     --------     --------
  Net realized gains                                     -            -       (  .13)      ( 1.63)      (  .33)           -
------------------------------------------------    ------      -------     --------     --------     --------     --------
  Return of capital                                      -            -       (  .09)           -            -            -
------------------------------------------------    ------      -------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                ( .19)       ( .20)      (  .45)      ( 2.10)      (  .64)      (  .31)
------------------------------------------------    ------      -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                      $ 8.76      $  8.82     $   6.51     $  10.22     $  12.29     $  11.74
------------------------------------------------    ------      -------     --------     --------     --------     --------
Total Return (%)(c)                                   1.49**      38.76       (32.84)      (  .40)       10.28         9.19
------------------------------------------------    ------      -------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                 529          565          402          738          761          726
------------------------------------------------    ------      -------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)        .98*         .96          .98          .89          .89          .91
-------------------------------------------------   ------      -------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)         .55*         .56          .57          .55          .55          .55
-------------------------------------------------   ------      -------     --------     --------     --------     --------
Ratio of net investment income (%)                    2.24*        2.56         3.24         2.82         2.83         2.37
-------------------------------------------------   ------      -------     --------     --------     --------     --------
Portfolio turnover rate (%)                            110**        209          242          264          175          108
-------------------------------------------------   ------      -------     --------     --------     --------     --------



(a)        For the six months ended September 30, 2010 (Unaudited).
(b)        Based on average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*     Annualized
**    Not annualized


                                       40
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS LIFECYCLE LONG RANGE FUND - CLASS S(+)




YEARS ENDED MARCH 31,                               2010(A)       2010        2009         2008         2007         2006
------------------------------------------------  -----------  ----------  ----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------          -            -
NET ASSET VALUE, BEGINNING OF PERIOD                $ 8.45      $  6.23     $   9.79    $  11.85     $  11.30     $  10.62
------------------------------------------------    ------      -------     --------    --------     --------     --------
Income (loss) from investment operations:
  Net investment income(b)                             .09          .19          .26         .29          .33          .22
------------------------------------------------    ------      -------     --------    --------     --------     --------
  Net realized and unrealized gain (loss)              .02         2.20       ( 3.40)     (  .30)         .80          .70
------------------------------------------------    ------      -------     --------    --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                     .11         2.39       ( 3.14)     (  .01)        1.13          .92
------------------------------------------------    ------      -------     --------    --------     --------     --------
Less distributions from:
  Net investment income                              ( .17)       ( .17)      (  .20)     (  .42)      (  .25)      (  .24)
------------------------------------------------    ------      -------     --------    --------     --------     --------
  Net realized gains                                     -            -       (  .13)     ( 1.63)      (  .33)           -
------------------------------------------------    ------      -------     --------    --------     --------     --------
  Return of capital                                      -            -       (  .09)          -            -            -
------------------------------------------------    ------      -------     --------    --------     --------     --------
  TOTAL DISTRIBUTIONS                                ( .17)       ( .17)      (  .42)     ( 2.05)      (  .58)      (  .24)
------------------------------------------------    ------      -------     --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD                      $ 8.39      $  8.45     $   6.23    $   9.79     $  11.85     $  11.30
------------------------------------------------    ------      -------     --------    --------     --------     --------
Total Return (%)(c)                                   1.33**      38.53       (33.05)     (  .75)       10.16         8.77
------------------------------------------------    ------      -------     --------    --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------   --------     --------
Net assets, end of period ($ millions)                   3            3            3           5            5           31
------------------------------------------------    ------      -------     --------    --------     --------     --------
Ratio of expenses before expense reductions (%)       1.07*        1.07         1.08        1.05          .93         1.41
-------------------------------------------------   ------      -------     --------    --------     --------     --------
Ratio of expenses after expense reductions (%)         .80*         .81          .82         .87          .71         1.00
-------------------------------------------------   ------      -------     --------    --------     --------     --------
Ratio of net investment income (%)                    1.99*        2.31         2.99        2.50         2.67         1.92
-------------------------------------------------   ------      -------     --------    --------     --------     --------
Portfolio turnover rate (%)                            110**        209          242         264          175          108
-------------------------------------------------   ------      -------     --------    --------     --------     --------


(+)On October 23, 2006, Investment Class was renamed Class S.

(a)        For the six months ended September 30, 2010 (Unaudited).

(b)        Based on average shares outstanding during the period.

(c)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                                       41
PROSPECTUS April 29, 2011                                 Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.80%        -2.73%      $  9,726.88     $   747.08
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         2.17%         0.02%      $ 10,002.45     $   213.77
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         2.17%         2.86%      $ 10,285.81     $   219.82
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         2.17%         5.77%      $ 10,577.21     $   226.05
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         2.17%         8.77%      $ 10,876.86     $   232.45
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         2.17%        11.85%      $ 11,185.01     $   239.04
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         2.17%        15.02%      $ 11,501.88     $   245.81
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         2.17%        18.28%      $ 11,827.73     $   252.78
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         2.17%        21.63%      $ 12,162.80     $   259.94
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         2.17%        25.07%      $ 12,507.38     $   267.30
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,904.04
---                                                                  ----------

                                       42
PROSPECTUS April 29, 2011                                             Appendix

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.55%         2.45%       $ 10,245.00    $   258.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.90%         4.60%       $ 10,460.15    $   300.22
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.90%         6.80%       $ 10,679.81    $   306.53
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.90%         9.04%       $ 10,904.08    $   312.97
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.90%        11.33%       $ 11,133.07    $   319.54
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.90%        13.67%       $ 11,366.86    $   326.25
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.90%        16.06%       $ 11,605.57    $   333.10
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.90%        18.49%       $ 11,849.29    $   340.10
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.90%        20.98%       $ 12,098.12    $   347.24
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.90%        23.52%       $ 12,352.18    $   354.53
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 3,198.59
---                                                                  ----------

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.55%         3.45%       $ 10,345.00    $   157.67
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.80%         6.76%       $ 10,676.04    $   189.19
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.80%        10.18%       $ 11,017.67    $   195.24
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.80%        13.70%       $ 11,370.24    $   201.49
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.80%        17.34%       $ 11,734.09    $   207.94
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.80%        21.10%       $ 12,109.58    $   214.59
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.80%        24.97%       $ 12,497.08    $   221.46
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.80%        28.97%       $ 12,896.99    $   228.55
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.80%        33.10%       $ 13,309.69    $   235.86
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.80%        37.36%       $ 13,735.60    $   243.41
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,095.40
---                                                                  ----------

                                       43
PROSPECTUS April 29, 2011                                             Appendix

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.55%         3.45%       $ 10,345.00    $   157.67
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.05%         6.50%       $ 10,650.18    $   215.20
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.05%         9.64%       $ 10,964.36    $   221.55
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.05%        12.88%       $ 11,287.81    $   228.08
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.05%        16.21%       $ 11,620.80    $   234.81
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.05%        19.64%       $ 11,963.61    $   241.74
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.05%        23.17%       $ 12,316.54    $   248.87
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.05%        26.80%       $ 12,679.87    $   256.21
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.05%        30.54%       $ 13,053.93    $   263.77
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.05%        34.39%       $ 13,439.02    $   271.55
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,339.47
---                                                                  ----------

DWS LIFECYCLE LONG RANGE FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.96%         4.04%       $ 10,404.30    $    97.63
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.96%         8.25%       $ 10,824.95    $   101.58
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.96%        12.63%       $ 11,262.60    $   105.69
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.96%        17.18%       $ 11,717.95    $   109.96
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.96%        21.92%       $ 12,191.70    $   114.41
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.96%        26.85%       $ 12,684.61    $   119.03
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.96%        31.97%       $ 13,197.45    $   123.85
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.96%        37.31%       $ 13,731.02    $   128.85
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.96%        42.86%       $ 14,286.17    $   134.06
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.96%        48.64%       $ 14,863.76    $   139.48
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,174.54
---                                                                  ----------

                                       44
PROSPECTUS April 29, 2011                                             Appendix

DWS LIFECYCLE LONG RANGE FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.07%         3.94%       $ 10,393.50    $   108.60
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.07%         8.02%       $ 10,802.48    $   112.87
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.07%        12.28%       $ 11,227.56    $   117.31
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.07%        16.69%       $ 11,669.37    $   121.93
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.07%        21.29%       $ 12,128.56    $   126.72
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.07%        26.06%       $ 12,605.81    $   131.71
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.07%        31.02%       $ 13,101.85    $   136.89
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.07%        36.17%       $ 13,617.41    $   142.28
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.07%        41.53%       $ 14,153.26    $   147.88
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.07%        47.10%       $ 14,710.19    $   153.70
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,299.89
---                                                                  ----------


ADDITIONAL INDEX INFORMATION


DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


BARCLAYS CAPITAL US AGGREGATE INDEX is an unmanaged index that covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


DWS LIFECYCLE LONG RANGE FUND

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       45
PROSPECTUS April 29, 2011                                             Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.



STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).



For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A or C: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Market Trust
                  DWS Alternative Asset Allocation Plus
                  Fund
                  811-01236
                  DWS Market Trust
                  DWS Lifecycle Long Range Fund
                  811-01236



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(04/29/11) DAAALLRF-1